                                                                    Exhibit 99.1

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[113,516,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SD1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                OCTOBER [3], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                   TERM SHEET
                                OCTOBER [3], 2005
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SD1
                          [$113,516,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                            EXPECTED   STATED
                                        WAL (YRS)    PAYMENT WINDOW                           FINAL    FINAL
                 APPROX                 (CALL(4)/       (CALL(4)/      PAYMENT   INTEREST   MATURITY  MATURITY  EXPECTED RATINGS
    CLASS       SIZE ($)      COUPON    MATURITY)       MATURITY)       DELAY    ACCRUAL      (4)        (5)      (FITCH / S&P)
------------  -----------  -----------  ---------  ------------------  -------  ----------  --------  --------  ----------------
CLASS A-1      58,342,000  LIBOR + [ ]  1.00/1.00    1 - 28 / 1 - 28       0    Actual/360   Jan-08    May-46        AAA/AAA
                            (1), (2)

CLASS A-2      33,833,000    5.25%(1)   4.86/5.43  28 - 93 / 28 - 206     24      30/360     Jun-13    May-46        AAA/AAA

CLASS M-1       7,152,000  LIBOR + [ ]  5.18/5.74  41 - 93 / 41 - 174      0    Actual/360   Jun-13    May-46         AA/AA
                           (1), (3)

CLASS M-2       5,249,000  LIBOR + [ ]  5.13/5.65  39 - 93 / 39 - 163      0    Actual/360   Jun-13    May-46          A/A
                           (1), (3)

CLASS B-1(6)    4,614,000  LIBOR + [ ]  5.11/5.56  38 - 93 / 38 - 149      0    Actual/360   Jun-13    May-46        BBB/BBB
                           (1), (3)

CLASS B-2(6)    4,326,000    5.50%(1)   5.09/5.37  37 - 93 / 37 - 131     24      30/360     Jun-13    May-46         BB/BB
              -----------
TOTAL:        113,516,000
              ===========

1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1 Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, and Class B-1 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 25% CPR. Assumes 10% optional termination occurs.

5)   Latest maturity date for any mortgage loan plus one year.

6)   Class B-1 Certificates and Class B-2 Certificates will be privately placed.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1437   vince_morajr@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Colin Sheen                   212-449-3659   colin_sheen@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Tim Loughlin                  212-449-1646   timothy_loughlin @ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Alan Chan                     212-449-8140   alan_chan@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Keith Singletary              212-449-9431   keith_singletary@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge @ml.com
Hoi Yee Leung                 212-449-6836   hoiyee_leung@ml.com

FITCH
Michelle Patterson            212-908-0779   Michele.patterson@fitchratings.com

STANDARD & POOR'S
Brian Vonderhorst             212-438-8457   Brian_vonderhorst@standardandpoors.com

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

TITLE OF CERTIFICATES         Merrill Lynch Mortgage Investors, Inc., Mortgage
                              Loan Asset-Backed Certificates Series 2005- SD1,
                              consisting of:

                              Class A-1 and Class A-2 Certificates
                              (collectively, the " Class A Certificates"), and

                              Class M-1 and Class M-2 Certificates
                              (collectively, the "Class M Certificates"), and

                              Class B-1, Class B-2 Certificates (collectively, the "Class B Certificates")

                              The Class A Certificates, the Class M Certificates are collectively known as the "Offered
                              Certificates". The Class M and Class B
                              Certificates are collectively known as the "Subordinate Certificates".

LEAD MANAGER                  Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Lending Inc.

ORIGINATOR                    Acoustic (42.49%), Fremont (8.75%), National City
                              Mortgage Co. (7.88%), WMC (7.07%), Wilmington
                              Finance (5.30%), and Ownit Mortgage Solutions,
                              Inc. (5.20%). No other originator accounts for
                              more than 5.00% of the aggregate principal balance
                              as of the Cut-Off Date.

SERVICER                      Wilshire Credit Corporation

TRUSTEE                       Wells Fargo Bank, N.A.

CUT-OFF DATE                  September 1, 2005

PRICING DATE                  On or about September [26], 2005

CLOSING DATE                  On or about October [7], 2005

DISTRIBUTION DATES            Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each
                              month or, if such day is not a business day, on
                              the first business day thereafter, commencing in
                              October 2005.

ERISA CONSIDERATIONS          Class A Certificates and Class M-1 Certificates
                              will be ERISA eligible as of the Closing Date.
                              However, investors should consult with their
                              counsel with respect to the consequences under
                              ERISA and the Internal Revenue Code of an ERISA
                              Plan's acquisition and ownership of such Offered
                              Certificates.

LEGAL INVESTMENT              The Offered Certificates will not constitute
                              "mortgage-related securities" for the purposes of
                              SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools,
                              with respect to which elections will be made to
                              treat each as a "real estate mortgage investment
                              conduit" ("REMIC").

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

OPTIONAL TERMINATION          The Trustee will be required to effect an auction
                              of the assets of the Trust Fund when the aggregate
                              stated principal balance of the Mortgage Loans is
                              less than or equal to 10% of the aggregate stated
                              principal balance of the Mortgage Loans as of the
                              Cut-Off Date. The auction will be effected via a
                              solicitation of bids from at least three bidders.
                              Any such auction will result in the termination of
                              the Trust Fund only if the highest bid received is
                              at least equal to the sum of (i) the aggregate
                              outstanding principal balance of the Certificates,
                              plus accrued interest on the Certificates, (ii)
                              any unreimbursed out-of-pocket costs and expenses
                              and the principal portion of Advances, in each
                              case previously incurred by the Servicer in the
                              performance of its servicing obligations, (iii)
                              certain amounts described in the Prospectus
                              Supplement, and (iv) the costs incurred by the
                              Trustee in connection with such auction.

MORTGAGE LOANS                Fixed rate and adjustable rate, first lien,
                              sub-prime Mortgage Loans having an aggregate
                              stated principal balance as of the Cut-Off Date of
                              approximately $115,363,606 originated by various
                              originators serviced by Wilshire Credit
                              Corporation.

TOTAL DEAL SIZE               Approximately $[113,516,000]

ADMINISTRATIVE FEES           The Servicer and Trustee will be paid fees
                              aggregating 52 bps per annum (payable monthly) on
                              the stated principal balance of the Mortgage
                              Loans.

CREDIT ENHANCEMENTS           1.    Arrearage (if any)
                              2.    Excess interest
                              3.    Over-Collateralization
                              4.    Subordination

EXCESS INTEREST               For any Distribution Date is equal to the excess
                              of the Available Distribution Amount over the sum
                              of (x) Interest Distribution Amount for all
                              Certificates for such Distribution Date, and (y)
                              the amount of principal required to be distributed
                              to the holder of the Certificates on such
                              Distribution Date.

ARREARAGE                     For any Distribution Date is equal to any payments
                              collected on the Mortgage Loans with respect to
                              any payments due on or prior to the Cutoff Date.

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance
                              of the Mortgage Loans over the aggregate principal
                              balance of the Certificates. On the Closing Date,
                              the over-collateralization amount will equal
                              approximately 1.60% of the aggregate principal
                              balance of the Mortgage Loans as of the Cut-Off
                              Date. To the extent that over- collateralization
                              amount is reduced below the over-collateralization
                              target amount (i.e., 2.90% of the aggregate
                              principal balance of the Mortgage Loans as of the
                              Cut-Off Date), excess cashflow will be directed to
                              build O/C until the over-collateralization target
                              amount is restored.

                              Initial: Approximately [1.60%] of aggregate
                                       principal balance of the Mortgage Loans
                                       as of the Cut-Off Date

                              Target: [2.90%] of aggregate principal balance of
                                      the Mortgage Loans as of the Cut-Off Date before stepdown, [5.80%] of current balance after stepdown

                              Floor: 0.50% of aggregate principal balance of the
                                     Mortgage Loans as of the Cut-Off Date

                              (PRELIMINARY AND SUBJECT TO REVISION)

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

SUBORDINATION (1):             CLASSES    RATING (F/S)   SUBORDINATION
                              ---------   ------------   -------------
                               Class A       AAA/AAA        [21.40%]
                              Class M-1       AA/AA         [15.20%]
                              Class M-2        A/A          [10.65%]
                              Class B-1      BBB/BBB         [6.65%]
                              Class B-2       BB/BB          [2.90%]

(1) The subordination includes the target over-collateralization level of approximately 2.90%.

CLASS SIZES:                   CLASSES    RATING (F/S)   CLASS SIZES
                              ---------   ------------   -----------
                               Class A       AAA/AAA       [79.90%]
                              Class M-1       AA/AA         [6.20%]
                              Class M-2        A/A          [4.55%]
                              Class B-1      BBB/BBB        [4.00%]
                              Class B-2       BB/BB         [3.75%]

INTEREST ACCRUAL              Interest on Class A-1 Certificates, Class M
                              Certificates, and Class B-1 Certificates will
                              initially accrue from the Closing Date to (but
                              excluding) the first Distribution Date, and
                              thereafter, from the prior Distribution Date to
                              (but excluding) the current Distribution Date.
                              Interest on Class A-2 Certificates and Class B-2
                              Certificates will accrue in respect of a
                              Distribution Date from and including the first day
                              of the calendar month preceding that Distribution
                              Date up to and including the last day of such
                              month, on a 30/360 basis beginning September 1,
                              2005.

COUPON STEP UP                If the 10% optional termination does not occur on
                              the first distribution date on which it is
                              possible, (i) the margin on the Class A-1
                              Certificates will increase to 2x its respective
                              margin, and (ii) the margin on each class of the
                              Class M and Class B-1 Certificates will increase
                              to 1.5x its respective margin.

AVAILABLE FUNDS CAP           The pass-through rates of the Certificates will be
                              subject to the "Available Funds Cap" which is a
                              per annum rate equal to 12 times the quotient of
                              (x) the total scheduled interest on the mortgage
                              loans based on the net mortgage rates in effect on
                              the related due date, divided by (y) the aggregate
                              principal balance of the Certificates as of the
                              first day of the applicable accrual period, and
                              for Class A-1 Certificates, Class M Certificates
                              and Class B-1 Certificates, multiplied by 30 and
                              divided by the actual number of days in the
                              related accrual period. Reimbursement for
                              shortfalls arising as a result of the application
                              of the Available Funds Cap will be paid only on a
                              subordinated basis.

                              "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

CAP CONTRACT                  The Certificates will each have the benefit
                              of one of the two cap contracts as specified
                              below:

                                                             Number of       Beginning       1ML Strike, Upper
                              Class                            Months    Distribution Date         Collar
                              -----                          ---------   -----------------   -----------------
                              Class A-1 Certificates             28           10/25/05              9.80
                              Class M and B-1 Certificates       31           10/25/05              8.55

                              After the Closing Date, the notional amount of each Cap Contract will amortize down pursuant to an amortization schedule that is generally estimated to decline in relation to the amortization of the Class A-1 Certificates, and Class M and B-1 Certificates, as applicable. In the event that, due to faster than expected amortization, the balance of the applicable
                              Certificates is below the notional balance of the related Cap Contract the Cap Contract Counterparty will reduce the notional balance of the Cap
                              Contract to equal the balance of the the Class A-1
                              Certificates, and Class M and B-1 Certificates, as applicable. Payments received on the cap contracts will be available to pay amounts to the holders of the related Certificates, in respect of shortfalls arising as a result of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAP              The per annum rate equal to 12 times the quotient
                              of (x) the total scheduled interest based on the
                              net maximum lifetime mortgage rates for the
                              adjustable rate Mortgage Loans and the net
                              mortgage rates for the fixed rate Mortgage Loans
                              in effect on the related due date, divided by (y)
                              aggregate principal balance of the Mortgage Loans
                              as of the first day of the applicable accrual
                              period multiplied by 30 and divided by the actual
                              number of days in the related accrual period. Any
                              interest shortfall due to the Maximum Rate Cap
                              will not be reimbursed.

SHORTFALL REIMBURSEMENT       If on any Distribution Date the pass-through rate
                              for any class of Offered Certificates and Class B
                              Certificates is limited by the Available Funds
                              Cap, (1) the amount of such interest that would
                              have been distributed if the pass-through rate had
                              not been so limited by the Available Funds Cap, up
                              to but not exceeding the greater of (a) the
                              Maximum Rate Cap and (b) in the case of the Class
                              A-2 and Class B-2 Certificates, the Available
                              Funds Cap and in the case of the other Offered
                              Certificates and Class B-1 Certificates, the sum
                              of (i) the Available Funds Cap and (ii) the
                              product of (A) a fraction, the numerator of which
                              is 360 and the denominator of which is the actual
                              number of days in the related accrual period and
                              (B) the quotient obtained by dividing (I) an
                              amount equal to the proceeds, if any, payable
                              under the applicable Cap Contract with respect to
                              such Distribution Date by (II) the aggregate
                              Certificate principal balance of Class A-1, Class
                              M and Class B-1 Certificates as applicable to
                              which such Cap Contract relates for such
                              Distribution Date over (2) the amount of interest
                              such class was entitled to receive on such
                              Distribution Date based on the Available Funds Cap
                              together with the unpaid portion of any such
                              excess from prior Distribution Dates and interest
                              accrued thereon at the then applicable
                              Pass-Through Rate for such class, without giving
                              effect to the Available Funds Cap (such amount is
                              the "Carryover"), shall be reimbursed to the
                              extent of amounts paid under the applicable Cap
                              Contract not otherwise allocated on such
                              Distribution Date. Such reimbursement will be paid
                              only on a subordinated basis. No such Carryover
                              with respect to a Class will be paid to such Class
                              once the Certificate principal balance thereof has
                              been reduced to zero.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

CASHFLOW PRIORITY             1.   Servicing Fees, Trustee Fees and any mortgage
                                   insurance fees, as applicable.

                              2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1
                                   Certificates, then to the Class M-2
                                   Certificates, then to the Class B-1
                                   Certificates, then to the Class B-2
                                   Certificates.

                              3.   Available principal funds, as follows:
                                   monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1
                                   Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2
                                   Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                              4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                              5. Excess interest to pay subordinate principal shortfalls.

                              6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                              7.   Any remaining amount will be paid in
                                   accordance with the Pooling and Servicing
                                   Agreement and will not be available for
                                   payment to holders of the Offered
                                   Certificates.

                              Payments received on the Cap Contract will only be available to the classes of Class A-1
                              Certificates, and Class M and Class B-1
                              Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the Cap
                              Contracts over amounts needed to pay such Carryovers on the applicable classes of Offered
                              Certificates and Class B-1 Certificates will be distributed in respect of other classes of certificates not described herein.

                              Arrearage amount collected with respect to Arrearage will be available for payments in respect of interest shortfalls and realized losses

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above, will be distributed sequentially to the Class M-1, Class M-2, Class B-1, and Class B-2 Certificates.

Principal distributions allocated to the Class A Certificates will be distributed to the Class A-1 Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2 Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and OC have been reduced to zero, any principal distributions allocated to the Class A, Class A-1 and Class A-2 are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     [42.80%]*
CLASS M-1   [30.40%]*
CLASS M-2   [21.30%]*
CLASS B-1   [13.30]%*
CLASS B-2   [5.80]%*

*    includes target overcollateralization of [2.90]%

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the October 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii) A Stepdown Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL   The first Distribution Date on which the senior
DISTRIBUTION DATE             specified enhancement percentage (i.e., the sum of
                              the outstanding principal balance of the
                              Subordinate Certificates and the O/C amount
                              divided by the aggregate stated principal balance
                              of the Mortgage Loans, as of the end of the
                              related due period) is greater than or equal to
                              the Senior Specified Enhancement Percentage
                              (including O/C), which is equal to two times the
                              initial Class A subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              [42.80%]
                              or
                              ([18.50%]+[2.90%])*2

STEPDOWN LOSS TRIGGER EVENT   The situation that exists with respect to any
<PRELIMINARY AND SUBJECT TO   Distribution Date after the Stepdown Date, if (a)
REVISION>                     the quotient of (1) the aggregate Stated Principal
                              Balance of all Mortgage Loans 60 or more days
                              delinquent, measured on a rolling three month
                              basis (including Mortgage Loans in foreclosure and
                              REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the
                              preceding Servicer Remittance Date, equals or
                              exceeds the product of (i) [TBD]% and (ii) the
                              Required Percentage or (b) the quotient (expressed
                              as a percentage)of (1) the aggregate Realized
                              Losses incurred from the Cut-off Date through the
                              last day of the calendar month preceding such
                              Distribution Date and (2) the aggregate principal
                              balance of the Mortgage Loans as of the Cut-off
                              Date exceeds the Required Loss Percentage shown
                              below.

                              DISTRIBUTION DATE OCCURRING     REQUIRED LOSS PERCENTAGE
                              October 2008 - September 2009   [TBD]% with respect to October 2008, plus an
                                                              additional 1/12th of [TBD]% for each month
                                                              thereafter

                              October 2009 - September 2010   [TBD]% with respect to October 2009, plus an
                                                              additional 1/12th of [TBD]% for each month
                                                              thereafter

                              October 2010 - September 2011   [TBD]% with respect to October 2010, plus an
                                                              additional 1/12th of [TBD]% for each month
                                                              thereafter

                              October 2011 - September 2012   [TBD]% with respect to October 2011, plus an
                                                              additional 1/12th of [TBD]% for each month
                                                              thereafter

                              October 2012 and thereafter     [TBD]%

                                     <PRELIMINARY AND SUBJECT TO REVISION>

PROSPECTUS                    The Offered Certificates will be offered pursuant
                              to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete
                              information with respect to the Offered
                              Certificates and the Mortgage Loans is contained
                              in the Prospectus. The foregoing is qualified in
                              its entirety by the information appearing in the
                              Prospectus. To the extent that the foregoing is
                              inconsistent with the Prospectus, the Prospectus
                              shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the
                              purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the
                              close of business on the Cut-off Date. The sum of
                              the columns below may not equal the total
                              indicated due to rounding.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

Aggregate Outstanding Principal Balance   $115,363,606
Aggregate Original Principal Balance      $117,938,741
Number of Mortgage Loans                         1,326

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance       $4,695   $728,000     $88,943
Outstanding Principal Balance    $3,297   $720,156     $87,001

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                               -------   -------   --------------------
Original Term (mos)                60       480              389
Stated remaining Term (mos)        14       476              372
Loan Age (mos)                      3       207               17
Current Interest Rate           4.750%   21.000%           7.507%
Initial Interest Rate Cap(4)    1.000%    5.000%           2.826%
Periodic Rate Cap(4)            1.000%    2.000%           1.031%
Gross Margin(4)                 0.000%   10.990%           5.886%
Maximum Mortgage Rate(4)       10.000%   17.990%          12.753%
Minimum Mortgage Rate(4)        0.000%   10.990%           6.567%
Months to Roll(4)                   2        48               18
Original Loan-to-Value          20.61%   109.23%           83.75%
Credit Score (3)                  424       811              611

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   11/01/2006   05/01/2045

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 84.52%
2nd Lien                 15.48%

OCCUPANCY       PERCENT OF MORTGAGE POOL
---------       ------------------------
Primary                  95.76%
Second Home               0.11%
Investment                3.43%
Not Available             0.70%

LOAN TYPE       PERCENT OF MORTGAGE POOL
---------       ------------------------
Fixed Rate               39.25%
ARM                      60.75%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing             87.92%
Interest Only                 6.79%
Balloon                       5.28%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                         56.91%
Refinance - Cashout              35.85%
Refinance - Rate/Term             6.61%
Not Available                     0.64%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
1988                            0.09%
1991                            0.87%
1992                            2.08%
1997                            1.17%
1998                            1.82%
2001                            0.37%
2002                            0.89%
2003                            4.96%
2004                           39.16%
2005                           48.60%

PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------              ------------------------
Single Family                       78.39%
Planned Unit Development             8.21%
Condominium                          5.47%
Two- to Four-Family                  4.38%
Townhouse                            1.50%
Manufactured Housing                 1.30%
Not Available                        0.77%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

S&D REASON

                                                                           WEIGHTED
                                        AGGREGATE     PERCENT               AVERAGE     AVERAGE     WEIGHTED   WEIGHTED    WEIGHTED
                          NUMBER OF     PRINCIPAL       OF      WEIGHTED    CURRENT    PRINCIPAL     AVERAGE    AVERAGE    AVERAGE
                           MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL    CURRENT   SEASONING
S&D REASON                  LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV        LTV      (MONTHS)
----------                ---------   ------------   --------   --------   --------   -----------   --------   --------   ---------
Current with Delinquent
   History                    214     $ 23,519,811     20.39%    7.539%       576       $109,906     85.25%     79.30%        18
Guideline Exceptions          118       14,331,024     12.42     6.875        659        121,449     83.79      85.91         15
No Reason                     778       58,926,564     51.08     7.420        623         75,741     84.12      83.84          6
Re-Performing                  49        4,618,540      4.00     7.862        510         94,256     85.42      82.04         18
Seasoned Performing            87        6,246,593      5.41     9.224        674         71,800     74.96      38.63        127
Sub-Performing                 80        7,721,073      6.69     7.641        532         96,513     82.46      79.42         22
                            -----     ------------    ------     -----        ---       --------     -----      -----        ---
TOTAL:                      1,326     $115,363,606    100.00%    7.507%       611       $ 87,001     83.75%     80.36%        17
                            =====     ============    ======     =====        ===       ========     =====      =====        ===

DELINQUENCY STATUS

                                                                      WEIGHTED
                                   AGGREGATE     PERCENT               AVERAGE     AVERAGE     WEIGHTED   WEIGHTED    WEIGHTED
                     NUMBER OF     PRINCIPAL       OF      WEIGHTED    CURRENT    PRINCIPAL     AVERAGE    AVERAGE    AVERAGE
                      MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL    CURRENT   SEASONING
DELINQUENCY STATUS     LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV        LTV      (MONTHS)
------------------   ---------   ------------   --------   --------   --------   -----------   --------   --------   ---------
Current                 1216     $104,701,608     90.76%    7.478%       619       $86,103      83.77%     80.33%        17
31 to 60                  65        6,333,868      5.49     7.690        531        97,444      82.53      79.56         24
61 to 90                  16        1,567,406      1.36     7.843        496        97,963      82.95      88.38         15
91>=                      29        2,760,724      2.39     7.964        522        95,197      86.25      78.66         20
                       -----     ------------    ------     -----        ---       -------      -----      -----         --
Total:                 1,326     $115,363,606    100.00%    7.507%       611       $87,001      83.75%     80.36%        17
                       =====     ============    ======     =====        ===       =======      =====      =====         ==

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

ORIGINATOR

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
ORIGINATOR                     LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
----------                   ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
ACOUSTIC                         247    $ 49,012,699     42.49%     6.547%     634      $198,432    81.16%    80.98%        5
FREMONT                          513      10,092,564      8.75     11.039      573        19,674    95.02     93.36        10
NATIONAL CITY MORTGAGE CO         72       9,088,168      7.88      6.249      631       126,225    85.80     83.82        24
WMC                               49       8,152,472      7.07      7.228      566       166,377    82.41     76.11        15
WILMINGTON FINANCE                44       6,113,300      5.30      7.153      569       138,939    82.83     80.12        13
OWNIT MORTGAGE SOLUTIONS,
   INC.                           26       5,997,355      5.20      6.832      618       230,667    83.64     83.80        11
Other                            375      26,907,048     23.32      8.670      594        71,752    84.19     73.75        44
                               -----    ------------    ------      -----      ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======      =====      ===      ========    =====     =====       ===

MORTGAGE RATES

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
RANGE OF MORTGAGE RATES        LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-----------------------      ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
5.500% or less                    26    $  5,551,894      4.81%     5.341%     657      $213,534    80.67%    78.38%       12
5.501% to 6.000%                  85      17,392,475     15.08      5.831      628       204,617    81.21     79.65        11
6.001% to 6.500%                 105      25,597,596     22.19      6.288      633       243,787    81.12     80.30         9
6.501% to 7.000%                 106      18,494,066     16.03      6.787      614       174,472    81.48     79.58         9
7.001% to 7.500%                  60       9,354,920      8.11      7.295      586       155,915    84.08     82.36        14
7.501% to 8.000%                  64       8,232,620      7.14      7.819      601       128,635    84.91     76.88        20
8.001% to 8.500%                  43       4,652,691      4.03      8.298      577       108,202    86.88     81.31        29
8.501% to 9.000%                  42       3,718,574      3.22      8.832      607        88,537    78.71     64.73        61
9.001% to 9.500%                  32       2,817,294      2.44      9.360      587        88,040    75.28     51.88        93
9.501% to 10.000%                 52       2,983,774      2.59      9.895      601        57,380    85.95     73.33        55
10.001% to 10.500%                50       2,419,403      2.10     10.388      580        48,388    87.01     81.11        32
10.501% to 11.000%               154       5,477,527      4.75     10.929      581        35,568    96.24     95.31        15
11.001% to 11.500%               109       3,172,148      2.75     11.394      565        29,102    96.55     94.54        13
11.501% to 12.000%               152       2,681,711      2.32     11.908      565        17,643    95.46     94.53        14
12.001% to 12.500%               192       2,135,608      1.85     12.307      560        11,123    95.25     94.73        11
12.501% to 13.000%                30         321,629      0.28     12.874      536        10,721    94.56     91.66        14
13.001% to 13.500%                14         268,010      0.23     13.226      549        19,144    96.38     95.73        14
13.501% to 14.000%                 7          59,444      0.05     13.740      584         8,492    74.54     61.91        82
17.501% to 18.000%                 2          16,407      0.01     18.000      559         8,203    93.66     66.20        96
20.501% to 21.000%                 1          15,814      0.01     21.000      481        15,814    96.30     85.24        92
                               -----    ------------    ------      -----      ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======      =====      ===      ========    =====     =====       ===

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 21.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.507% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

REMAINING MONTHS TO STATED MATURITY

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
RANGE OF REMAINING MONTHS     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
TO STATED MATURITY             LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-------------------------    ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
13 to 36                           1    $     32,059      0.03%     8.000%     667      $ 32,059    72.22%     4.58%      166
37 to 48                          29         230,396      0.20     11.814      577         7,945    92.39     91.58        12
49 to 72                           7          38,747      0.03     12.094      541         5,535    92.60     92.07         9
73 to 84                           1          10,108      0.01     18.000      496        10,108    92.98     76.19        98
85 to 96                           9          84,702      0.07     15.382      586         9,411    81.92     67.23        90
97 to 108                        217       1,766,329      1.53     12.106      562         8,140    93.55     93.24        13
109 to 132                        68         680,667      0.59     11.718      561        10,010    92.98     92.60         8
133 to 144                         3         114,069      0.10      7.745      565        38,023    74.84     83.88        58
145 to 156                         1          98,468      0.09      8.825      748        98,468    90.00     32.93       207
157 to 168                        95       3,550,479      3.08     10.057      583        37,373    93.99     95.71        15
169 to 180                       100       3,101,480      2.69     10.876      590        31,015    97.26     96.55         7
181 to 192                         3         267,916      0.23      8.426      610        89,305    84.88     54.72       119
193 to 204                        22       3,217,773      2.79      9.256      665       146,262    64.67     27.16       162
205 to 216                         2         208,428      0.18      6.785      573       104,214    86.42     81.65        26
217 to 228                        69       2,334,412      2.02     10.547      557        33,832    97.06     95.49        15
229 to 252                        47       1,236,712      1.07     10.679      570        26,313    94.52     94.40         9
253 to 264                         2         101,844      0.09     11.145      571        50,922    80.00     81.26        98
265 to 300                        55       3,214,863      2.79      9.038      669        58,452    80.89     47.69        90
301 to 312                         6         580,867      0.50      7.956      569        96,811    93.85     71.42        50
313 to 324                         8         621,281      0.54      7.228      604        77,660    86.70     76.18        40
325 to 336                        29       3,911,330      3.39      6.220      600       134,873    84.20     79.61        29
337 to 348                       173      25,977,629     22.52      7.284      576       150,160    84.22     80.03        16
349 to 360                       167      16,316,356     14.14      8.009      601        97,703    86.58     87.07         9
361 to 480                       212      47,666,691     41.32      6.413      635       224,843    80.70     80.54         5
                               -----    ------------    ------      -----      ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======      =====      ===      ========    =====     =====       ===

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 14 months to 476 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 372 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
RANGE OF ORIGINAL MORTGAGE    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
--------------------------   ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
$50,000 or less                  728    $ 13,858,712     12.01%    11.002%     580      $ 19,037    93.86%    91.84%       18
$50,001 to $100,000              198      14,002,959     12.14      8.744      583        70,722    87.62     81.67        25
$100,001 to $150,000             142      17,414,935     15.10      7.251      597       122,640    83.35     78.00        23
$150,001 to $200,000              76      13,079,212     11.34      6.796      613       172,095    83.29     79.77        14
$200,001 to $250,000              49      10,697,452      9.27      7.024      629       218,315    79.56     76.51        24
$250,001 to $300,000              45      11,866,954     10.29      6.765      607       263,710    80.31     76.43        17
$300,001 to $350,000              33      10,548,957      9.14      6.348      629       319,665    82.88     79.76         9
$350,001 to $400,000              25       9,340,153      8.10      6.275      638       373,606    80.59     78.66         7
$400,001 to $450,000              13       5,520,630      4.79      6.440      640       424,664    82.39     81.91         9
$450,001 to $500,000               9       4,268,253      3.70      6.423      654       474,250    78.67     81.34        11
$500,001 to $550,000               1         527,250      0.46      6.500      562       527,250    95.00     83.03        15
$550,001 to $600,000               3       1,554,794      1.35      6.733      648       518,265    68.03     61.88        49
$600,001 to $650,000               1         635,000      0.55      7.000      655       635,000    92.03     90.72         9
$650,001 to $700,000               2       1,328,189      1.15      6.375      605       664,094    74.90     71.89        12
$700,001 to $750,000               1         720,156      0.62      7.125      605       720,156    80.00     80.92        13
                               -----    ------------    ------      -----      ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======      =====      ===      ========    =====     =====       ===

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $3,297 to approximately $720,156 and the average outstanding principal balance of the Mortgage Loans was approximately $87,001.

PRODUCT TYPES

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
PRODUCT TYPES                  LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-------------                ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
5 Year Fixed Loans                36    $    269,143      0.23%    11.854%     571      $  7,476    92.42%    91.65%       12
10 Year Fixed Loans              285       2,446,997      2.12     11.998      562         8,586    93.39     93.06        11
15 Year Fixed Loans               76       1,923,605      1.67     10.117      601        25,311    88.09     91.86        22
20 Year Fixed Loans               95       2,850,125      2.47     10.417      561        30,001    95.38     93.62        15
30 Year Fixed Loans              298      25,726,766     22.30      8.292      615        86,331    85.44     75.05        46
40 Year Fixed Loans               32       5,966,334      5.17      6.665      636       186,448    78.51     78.34         5
2/28 LIBOR Loans                 137      24,155,236     20.94      7.171      575       176,316    82.59     79.03        13
2/38 LIBOR Loans                 148      34,202,081     29.65       6.38      640       231,095    81.03     80.83         5
3/27 LIBOR Loans                  20       2,638,516      2.29      6.965      594       131,926    78.73     77.78        12
3/37 LIBOR Loans                  31       7,354,907      6.38      6.337      618       237,255    80.74     80.56         5
5/25 LIBOR Loans                   6       1,403,669      1.22      6.076      635       233,945    79.57     73.02        24
7/23 LIBOR Loans                   4         332,650      0.29      8.436      646        83,162    83.56     56.85        94
Balloon Loans                    158       6,093,578      5.28     10.410      578        38,567    97.36     95.74        12
                               -----    ------------    ------      -----      ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======      =====      ===      ========    =====     =====       ===

ADJUSTMENT TYPE

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE   AVERAGE     WEIGHTED  WEIGHTED   WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT  PRINCIPAL     AVERAGE   AVERAGE   AVERAGE
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   CURRENT  SEASONING
ADJUSTMENT TYPE                LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
---------------              ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
ARM                              346    $ 70,087,059     60.75%    6.674%      614      $202,564    81.43%    79.80%        9
Fixed Rate                       980      45,276,546     39.25     8.795       606        46,201    87.34     81.23        31
                               -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======     =====       ===      ========    =====     =====       ===

AMORTIZATION TYPE

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE   AVERAGE     WEIGHTED  WEIGHTED   WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT  PRINCIPAL     AVERAGE   AVERAGE   AVERAGE
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   CURRENT  SEASONING
AMORTIZATION TYPE              LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-----------------            ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Fully Amortizing               1,142    $101,432,268     87.92%    7.420%      612      $ 88,820    82.99%    79.33%       18
Balloon                          158       6,093,578      5.28    10.410       578        38,567    97.36     95.74        12
24 Month Interest-Only             2         173,257      0.15     7.080       691        86,628    85.50     85.44        13
36 Month Interest-Only             2         258,622      0.22     5.147       786       129,311    85.85     83.56        12
60 Month Interest-Only            22       7,405,881      6.42     6.398       619       336,631    82.87     81.54        13
                               -----    ------------    ------    ------       ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======    ======       ===      ========    =====     =====       ===

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE   AVERAGE     WEIGHTED  WEIGHTED   WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT  PRINCIPAL     AVERAGE   AVERAGE   AVERAGE
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   CURRENT  SEASONING
STATE                          LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
-----                        ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Alabama                            7    $    519,659      0.45%    7.937%      646      $ 74,237    88.61%    88.82%       12
Alaska                             1         279,453      0.24     6.950       739       279,453   100.00     99.80         5
Arizona                           79       5,572,225      4.83     7.662       618        70,534    83.88     79.48        13
Arkansas                           1          26,548      0.02     8.000       732        26,548    93.79     84.77        12
California                       228      47,922,531     41.54     6.844       627       210,187    81.10     78.50        11
Colorado                          42       2,545,840      2.21     8.172       599        60,615    83.95     81.04        25
Connecticut                       28         959,023      0.83     9.704       695        34,251    86.15     50.73        94
Delaware                           3         134,393      0.12    10.154       675        44,798    82.54     49.31       134
Florida                          125       9,141,657      7.92     7.601       609        73,133    84.21     79.61        12
Georgia                           69       3,211,545      2.78     7.797       592        46,544    86.21     82.71        24
Hawaii                             3          61,300      0.05    11.695       560        20,433    98.15     97.94         9
Idaho                              9         529,916      0.46     7.549       512        58,880    86.38     88.05        19
Illinois                          79       4,599,999      3.99     7.731       585        58,228    87.81     85.67        15
Indiana                           16         490,078      0.42     8.640       558        30,630    94.74     92.95        20
Iowa                               8         488,426      0.42     8.207       599        61,053    89.08     96.30         9
Kansas                             6         145,335      0.13    10.595       590        24,223    98.65     98.44        14
Kentucky                           9         415,213      0.36     8.840       568        46,135    92.69     99.14        22
Louisiana                          7         456,874      0.40     8.008       607        65,268    83.40     85.56        18
Maine                              4         119,143      0.10    10.019       567        29,786    86.47     73.36        61
Maryland                          34       2,847,546      2.47     8.032       618        83,751    86.02     83.69         9
Massachusetts                     16       1,889,712      1.64     7.675       600       118,107    78.57     76.58        15
Michigan                          53       3,002,226      2.60     7.993       588        56,646    87.83     89.92        11
Minnesota                         16         708,796      0.61     8.602       606        44,300    87.98     88.28         7
Mississippi                        7         459,457      0.40     8.411       576        65,637    89.40     87.98        10
Missouri                          32       1,345,382      1.17     8.974       546        42,043    84.58     81.16        13
Nebraska                           3         241,222      0.21     7.317       599        80,407    82.26     82.96         5
Nevada                            20       2,232,466      1.94     7.464       583       111,623    85.19     82.34         9
New Hampshire                      1          40,910      0.04    11.750       570        40,910    99.66     99.61         7
New Jersey                        27       2,377,008      2.06     8.276       619        88,037    79.26     60.70        54
New Mexico                         6         751,714      0.65     6.565       608       125,286    86.26     83.40        17
New York                          39       3,740,495      3.24     8.256       612        95,910    79.28     63.41        67
North Carolina                    52       1,220,419      1.06     8.643       561        23,470    89.75     87.24        17
Ohio                              35       1,579,860      1.37     8.517       580        45,139    92.00     94.22        13
Oklahoma                           7         165,157      0.14     9.064       577        23,594    84.67     91.72        21
Oregon                            30       1,938,260      1.68     8.257       618        64,609    86.96     81.72        27
Pennsylvania                      26       2,018,134      1.75     8.336       580        77,621    88.04     82.07        36
Rhode Island                       5         419,994      0.36     8.553       525        83,999    78.87     68.33        26
South Carolina                    14       1,165,117      1.01     7.105       641        83,223    84.20     92.37        13
Tennessee                         28       1,487,324      1.29     7.842       576        53,119    89.64     93.18        17
Texas                             81       3,992,042      3.46     7.853       608        49,284    88.39     93.29        21
Utah                              11         406,131      0.35     9.118       559        36,921    87.29     91.26        28
Vermont                            1          47,267      0.04    10.000       519        47,267    82.79     49.75       167
Virginia                          25       1,264,314      1.10     7.985       523        50,573    90.39     75.04        23
Washington                        21       1,823,197      1.58     7.862       605        86,819    86.57     81.89        20
West Virginia                      2          59,843      0.05    10.401       588        29,922    99.84     99.75         9
Wisconsin                          8         485,931      0.42     7.839       565        60,741    80.21     81.53        14
Wyoming                            2          34,526      0.03    11.645       622        17,263    92.83     92.71        12
                               -----    ------------    ------    ------       ---      --------   ------     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======    ======       ===      ========   ======     =====       ===

No more than approximately 1.00% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE   AVERAGE     WEIGHTED  WEIGHTED   WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT  PRINCIPAL     AVERAGE   AVERAGE   AVERAGE
RANGE OF CURRENT              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   CURRENT  SEASONING
LOAN-TO-VALUE RATIOS           LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
--------------------         ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
50.00% or less                    12    $  1,588,936      1.38%    8.536%      621      $132,411    41.02%    25.26%      102
50.01% to 55.00%                   6         826,837      0.72     8.636       602       137,806    52.80     34.99        77
55.01% to 60.00%                   8         813,976      0.71     6.612       647       101,747    57.30     56.30        10
60.01% to 65.00%                  17       1,974,033      1.71     7.201       615       116,120    63.42     61.87        37
65.01% to 70.00%                  23       3,941,459      3.42     7.117       614       171,368    69.12     65.80        21
70.01% to 75.00%                  34       5,332,373      4.62     6.875       607       156,834    73.94     75.28        24
75.01% to 80.00%                 267      50,805,141     44.04     6.574       633       190,281    79.71     76.20        13
80.01% to 85.00%                  70       9,465,229      8.20     7.477       572       135,218    84.00     82.99        12
85.01% to 90.00%                 100      10,942,547      9.49     7.415       609       109,425    89.45     85.48        22
90.01% to 95.00%                 387       9,430,151      8.17     8.945       587        24,367    93.81     90.46        16
95.01% to 100.00%                380      19,006,115     16.47     9.455       583        50,016    98.89     95.16        15
100.01% or greater                22       1,236,810      1.07     8.902       566        56,219   102.68     95.85        17
                               -----    ------------    ------     -----       ---      --------   ------     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======     =====       ===      ========   ======     =====       ===

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.61% to 109.23%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 15.48% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.07%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 16.76%.

CURRENT LOAN-TO-VALUE RATIOS


                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE   AVERAGE     WEIGHTED  WEIGHTED   WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT  PRINCIPAL     AVERAGE   AVERAGE   AVERAGE
RANGE OF CURRENT              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT    BALANCE     ORIGINAL   CURRENT  SEASONING
LOAN-TO-VALUE RATIOS           LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
--------------------         ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
50.00% or less                    67      $6,529,518      5.66%    8.680%      655      $ 97,455    68.46%    29.83%      109
50.01% to 55.00%                  12       1,364,033      1.18     8.381       611       113,669    68.70     52.55        53
55.01% to 60.00%                  16       1,686,407      1.46     6.971       598       105,400    71.66     57.60        20
60.01% to 65.00%                  28       3,819,160      3.31     6.997       582       136,399    76.86     63.08        20
65.01% to 70.00%                  34       6,007,705      5.21     6.693       583       176,697    76.47     68.31        19
70.01% to 75.00%                  38       5,355,927      4.64     6.953       618       140,945    78.39     72.55        16
75.01% to 80.00%                 200      42,255,305     36.63     6.428       633       211,277    79.91     79.36         7
80.01% to 85.00%                  71       9,745,202      8.45     7.137       586       137,256    84.63     83.40        12
85.01% to 90.00%                 105      10,414,109      9.03     7.402       593        99,182    88.42     88.51        13
90.01% to 95.00%                 371       8,724,205      7.56     9.092       586        23,515    94.04     93.24        13
95.01% to 100.00%                341      15,943,668     13.82     9.862       591        46,756    98.53     98.74        12
100.01% or greater                43       3,518,366      3.05     7.709       600        81,822    89.21    111.28        18
                               -----    ------------    ------     -----       ---      --------    -----    ------       ---
TOTAL:                         1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======     =====       ===      ========    =====    ======       ===

As of the Cut-off Date, the Current Loan-to-Value Ratios of the Mortgage Loans ranged from 4.58% to 143.40%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 15.48% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 96.14%.

LOAN PURPOSE

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
LOAN PURPOSE                   LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV    (MONTHS)
------------                 ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Purchase                         881    $ 65,653,711     56.91%    7.610%      618      $ 74,522    85.56%    80.83%       17
Refinance - Cashout              372      41,352,627     35.85     7.347       598       111,163    81.60     80.82        13
Refinance - Rate Term             67       7,619,792      6.61     7.315       612       113,728    80.33     77.94        37
Not Available                      6         737,475      0.64     9.260       700       122,913    78.78     37.55       153
                               -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======     =====       ===      ========    =====     =====       ===

PROPERTY TYPE

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
PROPERTY TYPE                  LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV    (MONTHS)
-------------                ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Single Family                  1,080    $ 90,429,501     78.39%    7.498%      609      $ 83,731    83.85%    81.18%       16
Planned Unit Development          68       9,469,955      8.21     7.288       603       139,264    83.44     79.05        11
Condominium                       62       6,307,080      5.47     7.062       631       101,727    80.34     76.72        19
Two- to Four-Family               66       5,047,768      4.38     7.675       618        76,481    87.43     84.14        17
Townhouse                         13       1,728,378      1.50     7.423       572       132,952    85.87     75.69        17
Manufactured Housing              31       1,494,618      1.30     9.726       625        48,213    82.10     73.71        74
Not Available                      6         886,306      0.77     9.384       709       147,718    78.63     35.24       162
                               -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======     =====       ===      ========    =====     =====       ===

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

DOCUMENTATION

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
DOCUMENTATION                  LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV    (MONTHS)
-------------                ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Full Documentation             1,013    $ 66,577,320     57.71%    7.784%      600      $ 65,723    85.71%    82.45%       17
Stated Documentation             187      35,618,833     30.88     6.922       634       190,475    80.14     78.26        12
Limited Documentation             66       7,654,843      6.64     7.131       607       115,982    85.19     83.77        13
Not Available                     36       4,196,678      3.64     8.220       600       116,574    80.09     60.22        67
No Income Verification            24       1,315,931      1.14     9.180       591        54,830    85.75     75.95        42
                               -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======     =====       ===      ========    =====     =====       ===

OCCUPANCY

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
OCCUPANCY                      LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV    (MONTHS)
---------                    ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
Primary                        1,274    $110,468,963     95.76%    7.497%      609      $ 86,710    83.98%    80.88%       17
Investment                        43       3,959,227      3.43     7.387       636        92,075    78.33     75.19        15
Unknown                            6         807,769      0.70     9.262       686       134,628    80.28     34.96       162
Second Home                        3         127,647      0.11     8.239       586        42,549    76.41     78.40        13
                               -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======     =====       ===      ========    =====     =====       ===

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

MORTGAGE LOANS AGE SUMMARY

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
MORTGAGE LOANS AGE (MONTHS)    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV    (MONTHS)
---------------------------  ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
1 - 12                           831    $ 74,941,535     64.96%     7.303%     622      $ 90,182    83.40%    83.54%        6
13 - 24                          348      27,387,693     23.74      7.811      573        78,700    86.72     82.23        16
25 - 36                           32       4,205,121      3.65      6.382      580       131,410    84.92     81.78        29
37 - 48                           14       1,130,762      0.98      6.825      599        80,769    87.70     77.48        42
49 - 60                            6         616,911      0.53      7.992      516       102,818    93.59     78.80        52
85 - 96                           65       3,431,617      2.97      9.087      663        52,794    81.58     49.62        90
97 - 108                           4         148,691      0.13     11.143      540        37,173    79.26     75.48        98
121 and greater                   26       3,501,274      3.03      9.267      669       134,664    65.92     27.40       163
                               -----    ------------    ------     ------      ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%     7.507%     611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======     ======      ===      ========    =====     =====       ===

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 17 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                            WEIGHTED
                                          AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                             NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
ORIGINAL PREPAYMENT           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
PENALTY TERM (MONTHS)          LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV    (MONTHS)
---------------------        ---------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
None                           1,138    $ 72,181,739     62.57%    8.178%      596      $ 63,429    85.79%    80.48%       25
12 Months                          6       1,448,971      1.26     6.728       662       241,495    81.37     81.21         5
24 Months                        120      28,040,850     24.31     6.361       633       233,674    80.63     80.44         5
36 Months                         62      13,692,046     11.87     6.396       637       220,839    79.63     79.45         5
                               -----    ------------    ------     -----       ---      --------    -----     -----       ---
TOTAL:                         1,326    $115,363,606    100.00%    7.507%      611      $ 87,001    83.75%    80.36%       17
                               =====    ============    ======     =====       ===      ========    =====     =====       ===

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

CURRENT CREDIT SCORES

                                                                           WEIGHTED
                                      AGGREGATE                             AVERAGE     AVERAGE     WEIGHTED   WEIGHTED    WEIGHTED
                                      PRINCIPAL    PERCENT OF   WEIGHTED    CURRENT    PRINCIPAL    AVERAGE     AVERAGE    AVERAGE
RANGE OF CURRENT      NUMBER OF        BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    CURRENT   SEASONING
CREDIT SCORES      MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        LTV      (MONTHS)
----------------   --------------   ------------   ----------   --------   --------   -----------   --------   --------   ---------
Not Available              56       $  2,685,604       2.33%     8.745%         0       $ 47,957     88.17%     80.06%        24
424 to 425                  1              9,824       0.01     12.490        424          9,824     94.35      94.08         13
426 to 450                  7            755,974       0.66      7.149        441        107,996     80.26      86.63         12
451 to 475                 43          2,296,675       1.99      8.538        465         53,411     89.23      87.20         18
476 to 500                 95          5,419,105       4.70      8.534        487         57,043     87.79      81.57         19
501 to 525                146          7,380,109       6.40      8.551        515         50,549     86.63      81.21         21
526 to 550                130          8,954,084       7.76      8.247        536         68,878     84.07      79.11         20
551 to 575                135          9,386,400       8.14      7.889        565         69,529     86.17      83.86         13
576 to 600                180         13,895,135      12.04      7.688        587         77,195     85.57      83.65         13
601 to 625                182         16,422,051      14.24      7.427        610         90,231     82.13      80.31         13
626 to 650                146         16,195,142      14.04      6.978        639        110,926     83.14      82.52          8
651 to 675                 71         11,753,545      10.19      6.807        662        165,543     82.30      80.16         12
676 to 700                 50          7,983,094       6.92      6.939        687        159,662     79.94      75.57         28
701 to 725                 26          3,531,618       3.06      6.957        712        135,831     82.95      71.51         37
726 to 750                 27          4,616,537       4.00      6.601        736        170,983     81.84      80.23         30
751 to 775                 20          2,956,446       2.56      6.726        765        147,822     81.02      65.75         44
776 to 800                  9            935,581       0.81      6.943        793        103,953     74.41      72.57         25
801 to 811                  2            186,680       0.16      8.077        808         93,340     65.91      18.85         91
                        -----       ------------     ------      -----        ---       --------     -----      -----        ---
TOTAL:                  1,326       $115,363,606     100.00%     7.507%       611       $ 87,001     83.75%     80.36%        17
                        =====       ============     ======      =====        ===       ========     =====      =====        ===

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 424 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 611.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

CREDIT GRADE (ACOUSTIC LOANS ONLY)

                                                                       WEIGHTED
                                  AGGREGATE                             AVERAGE     AVERAGE     WEIGHTED   WEIGHTED    WEIGHTED
                                  PRINCIPAL    PERCENT OF   WEIGHTED    CURRENT    PRINCIPAL    AVERAGE     AVERAGE    AVERAGE
                  NUMBER OF        BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    CURRENT   SEASONING
CREDIT GRADE   MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        LTV      (MONTHS)
------------   --------------   ------------   ----------   --------   --------   -----------   --------   --------   ---------
AA                   159         $35,571,677      74.85%     6.324%       639       $223,721     80.97%     80.77%        5
A                     41           9,314,142       19.6      6.453        639        227,174     80.43      80.26         5
A-                     6           1,727,466       3.63      7.177        584        287,911     76.39      76.24         5
B                      2             425,783        0.9      7.569        547        212,892     82.35      82.23         4
C                      2             368,847       0.78      7.477        580        184,423     78.49      78.35         5
C-                     1             115,407       0.24         10        523        115,407     70.00      69.94         5
                     ---         -----------     ------      -----        ---       --------     -----      -----       ---
TOTAL:               211         $47,523,322     100.00%     6.409%       636       $225,229     80.67%     80.48%        5
                     ===         ===========     ======      =====        ===       ========     =====      =====       ===

GROSS MARGINS
(EXCLUDES FIXED RATE LOANS)

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
RANGE OF GROSS         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
MARGINS             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
--------------      --------------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
0.000% or less              3        $   552,381      0.79%     6.266%     671      $184,127    80.90%    66.44%       20
2.001% to 2.500%            5          1,077,353      1.54      5.135      660       215,471    80.94     76.18        24
2.501% to 3.000%            2            155,262      0.22      5.505      755        77,631    78.43     82.13        11
3.001% to 3.500%            5            724,495      1.03      7.164      658       144,899    89.70     77.62        46
4.501% to 5.000%            5          1,114,892      1.59      6.013      643       222,978    80.00     77.42         9
5.001% to 5.500%          123         27,963,468     39.90      6.231      642       227,345    80.61     79.91         6
5.501% to 6.000%           39          9,869,106     14.08      6.390      636       253,054    79.93     80.06         7
6.001% to 6.500%           69         14,627,621     20.87      6.705      589       211,995    82.80     80.19         9
6.501% to 7.000%           37          6,834,962      9.75      7.422      553       184,729    80.45     76.69        11
7.001% to 7.500%           12          1,883,669      2.69      7.791      582       156,972    91.50     91.50        11
7.501% to 8.000%           24          3,442,124      4.91      8.233      548       143,422    83.38     80.97        14
8.001% to 8.500%            6            471,301      0.67      8.605      542        78,550    80.61     86.42        10
8.501% to 9.000%            8            608,378      0.87      8.720      591        76,047    77.59     74.19        13
9.001% to 9.500%            2            195,312      0.28      9.206      537        97,656    74.01     73.35        14
9.501% to 10.000%           5            514,950      0.73     10.067      490       102,990    83.55     84.06        15
10.501% to 11.000%          1             51,784      0.07     10.990      504        51,784    54.17     43.15        11
                          ---        -----------    ------      -----      ---      --------    -----     -----       ---
TOTAL:                    346        $70,087,059    100.00%     6.674%     614      $202,564    81.43%    79.80%        9
                          ===        ===========    ======      =====      ===      ========    =====     =====       ===

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 0.000% per annum to 10.990% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.886% per annum.

MAXIMUM MORTGAGE RATES

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

(EXCLUDES FIXED RATE LOANS)

                                                                        WEIGHTED
                                      AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
RANGE OF MAXIMUM       NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
MORTGAGE RATES      MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV       LTV     (MONTHS)
--------------      --------------  ------------  ----------  --------  --------  -----------  --------  --------  ---------
11.500% or less            18        $ 4,671,422      6.67%     5.347%     665      $259,523    80.49%    78.12%       12
11.501% to 12.000%         52         11,692,399     16.68      5.801      633       224,854    79.32     78.56         6
12.001% to 12.500%         73         19,779,957     28.22      6.252      631       270,958    80.34     79.43         6
12.501% to 13.000%         67         14,345,288     20.47      6.734      616       214,109    82.28     80.88         8
13.001% to 13.500%         37          6,402,056      9.13      7.239      568       173,029    84.36     81.49        10
13.501% to 14.000%         32          5,437,558      7.76      7.609      603       169,924    83.64     82.08        11
14.001% to 14.500%         21          2,282,869      3.26      8.152      561       108,708    84.55     81.20        20
14.501% to 15.000%         14          1,707,013      2.44      8.140      545       121,929    80.59     70.41        14
15.001% to 15.500%         15          2,224,915      3.17      8.566      558       148,328    84.22     83.70        13
15.501% to 16.000%          6            428,591      0.61      9.606      526        71,432    77.14     83.03        11
16.001% to 16.500%          5            586,790      0.84      9.932      520       117,358    83.05     80.76        12
16.501% to 17.000%          4            380,200      0.54     10.286      515        95,050    76.73     66.99        24
17.001% to 17.500%          1             96,218      0.14     10.250      484        96,218    80.00     76.97        22
17.501% to 18.000%          1             51,784      0.07     10.990      504        51,784    54.17     43.15        11
                          ---        -----------    ------      -----      ---      --------    -----     -----       ---
TOTAL:                    346        $70,087,059    100.00%     6.674%     614      $202,564    81.43%    79.80%        9
                          ===        ===========    ======      =====      ===      ========    =====     =====       ===

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 17.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.753% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE LOANS)

                                                                         WEIGHTED
                                    AGGREGATE                             AVERAGE     AVERAGE     WEIGHTED   WEIGHTED    WEIGHTED
                       NUMBER OF    PRINCIPAL    PERCENT OF   WEIGHTED    CURRENT    PRINCIPAL     AVERAGE    AVERAGE    AVERAGE
NEXT RATE ADJUSTMENT    MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    CURRENT   SEASONING
DATE                     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV        LTV      (MONTHS)
--------------------   ---------   -----------   ----------   --------   --------   -----------   --------   --------   ---------
November 2005               3      $   305,527       0.44%     8.583%       579       $101,842     81.84%      71.81%       39
December 2005               2          499,588       0.71      7.673        515        249,794     79.78       49.75        36
January 2006                4          668,672       0.95      7.474        589        167,168     78.97       68.10        28
February 2006               8        1,230,696       1.76      8.201        590        153,837     88.78       76.37        28
March 2006                  4          616,947       0.88      6.794        602        154,237     86.33       89.82        18
April 2006                  9        1,195,865       1.71      7.070        533        132,874     82.39       72.03        17
May 2006                   12        2,021,065       2.88      7.015        542        168,422     82.21       75.80        16
June 2006                  11        1,469,567       2.10      6.828        559        133,597     84.61       73.39        15
July 2006                  15        3,233,528       4.61      6.922        561        215,569     80.89       76.04        14
August 2006                19        3,287,438       4.69      7.546        562        173,023     82.61       81.80        13
September 2006             14        2,386,868       3.41      7.380        568        170,491     79.86       77.89        12
October 2006               13        2,446,092       3.49      6.804        577        188,161     78.59       79.28        11
November 2006               8          959,020       1.37      7.105        583        119,877     86.43       86.33        10
December 2006              11        3,351,176       4.78      6.824        642        304,652     85.15       84.72         9
January 2007                5          337,781       0.48      8.926        546         67,556     80.10       91.39         8
February 2007               3          323,662       0.46      8.407        611        107,887     78.96       90.56         9
March 2007                  1           91,686       0.13      7.990        591         91,686     80.00       70.58         6
April 2007                116       27,629,143      39.42      6.327        638        238,182     81.15       80.88         5
May 2007                   35        6,850,903       9.77      6.600        642        195,740     80.82       80.43         4
June 2007                   1          257,941       0.37      7.375        587        257,941     99.82       99.59         3
July 2007                   1          132,996       0.19      7.990        613        132,996     79.95       56.00        14
August 2007                 3          460,534       0.66      6.941        555        153,511     84.26       86.78        13
September 2007              3          369,338       0.53      6.934        617        123,113     84.02       86.01        12
October 2007                5          715,539       1.02      6.428        629        143,108     82.22       82.86        11
December 2007               3          528,013       0.75      7.656        557        176,004     60.26       59.91         9
February 2008               2          494,634       0.71      5.576        601        247,317     71.86       69.82        27
April 2008                 17        3,832,708       5.47      6.277        611        225,453     81.09       80.88         5
May 2008                   14        3,522,199       5.03      6.403        625        251,586     80.36       80.21         4
September 2008              1          271,891       0.39      5.250        734        271,891     80.00       64.74        24
March 2009                  1          164,752       0.24      4.750          0        164,752     89.76       87.63        18
July 2009                   1          359,114       0.51      6.375        648        359,114     80.00       74.97        14
September 2009              1           72,177       0.10      7.125        639         72,177     90.00      116.41        12
                          ---      -----------     ------      -----        ---       --------     -----       -----       ---
TOTAL:                    346      $70,087,059     100.00%     6.674%       614       $202,564     81.43%      79.80%        9
                          ===      ===========     ======      =====        ===       ========     =====       =====       ===

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                             ASSUMED MORTGAGE POOLS

                            FIXED RATE MORTGAGE LOAN

                                                                ORIGINAL         REMAINING                             ORIGINAL
                                                              AMORTIZATION     AMORTIZATION                            MONTHS TO
                              NET     ORIGINAL   REMAINING        TERM             TERM        ORIGINAL   REMAINING   PREPAYMENT
CURRENT         MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)    IO TERM    IO TERM      PENALTY
BALANCE ($)      RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
-------------   --------   --------   --------   ---------   --------------   --------------   --------   ---------   ----------
    28,584.01     6.990      6.470       120        111            120              111            0           0           0
   692,356.85     6.835      6.315       197        167            197              167            0           0           0
   547,923.70     7.317      6.797       231        200            231              200            0           0           0
20,030,209.96     7.550      7.030       360        303            360              303            0           0           0
   156,000.00     6.500      5.980       360        345            300              300           60          45           0
 5,012,468.39    10.538     10.018       180        169            360              349            0           0           0
 1,081,109.36     9.815      9.295       240        224            360              344            0           0           0
   269,143.32    11.854     11.334        60         48             60               48            0           0           0
 2,418,412.62    12.058     11.538       120        109            120              109            0           0           0
 1,231,247.83    11.962     11.442       180        163            180              163            0           0           0
 2,302,200.95    11.155     10.635       240        229            240              229            0           0           0
 5,540,555.70    11.026     10.506       360        351            360              351            0           0           0
   982,512.93     6.923      6.403       480        475            480              475            0           0           0
   234,265.48     6.636      6.116       480        475            480              475            0           0          24
 4,749,555.30     6.613      6.093       480        475            480              475            0           0          36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                             ASSUMED MORTGAGE POOLS

                         ADJUSTABLE RATE MORTGAGE LOANS

                                                               ORIGINAL       REMAINING
                                                             AMORTIZATION   AMORTIZATION   ORIGINAL   REMAINING
                                                                 TERM           TERM       INTEREST    INTEREST
                              NET     ORIGINAL   REMAINING     (LESS IO       (LESS IO       ONLY        ONLY
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM         TERM)          TERM)        TERM        TERM       GROSS
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)   MARGIN(%)
-------------   --------   --------   --------   ---------   ------------   ------------   --------   ---------   ---------
17,552,529.78     7.422      6.902       360        346           360            346           0           0        6.663
   173,256.65     7.080      6.560       360        347           336            336          24          11        6.909
 6,429,449.28     6.489      5.969       360        348           300            300          60          48        5.674
    48,263.50     6.625      6.105       360        349           360            349           0           0        2.750
   258,622.35     5.147      4.627       360        348           324            324          36          24        2.457
    79,086.53     5.375      4.855       360        336           360            336           0           0        2.250
 1,842,111.93     7.467      6.947       360        348           360            348           0           0        6.623
   410,432.00     6.206      5.686       360        349           300            300          60          49        5.956
   271,891.11     5.250      4.730       360        336           360            336           0           0        2.250
   164,751.95     4.750      4.230       360        342           360            342           0           0        2.250
   409,999.54     5.125      4.605       360        329           300            300          60          29        2.250
   557,026.01     7.573      7.053       360        338           360            338           0           0        6.592
   332,649.94     8.436      7.916       360        266           360            266           0           0        4.110
 2,203,717.86     6.601      6.081       480        475           480            475           0           0        5.195
 1,123,328.81     6.845      6.325       480        475           480            475           0           0        5.669
27,381,642.34     6.357      5.837       480        475           480            475           0           0        5.675
 3,493,392.30     6.275      5.755       480        475           480            475           0           0        5.549
 1,155,225.01     6.538      6.018       480        476           480            476           0           0        5.945
   325,642.10     6.325      5.805       480        475           480            475           0           0        5.250
   424,941.85     6.471      5.951       480        476           480            476           0           0        6.599
 5,449,098.42     6.285      5.765       480        475           480            475           0           0        5.767


                                                                       MONTHS                        ORIGINAL
                INITIAL                                     RATE     UNTIL NEXT                      MONTHS TO
                  RATE                                     CHANGE       RATE                        PREPAYMENT
   CURRENT       CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                       PENALTY
 BALANCE ($)     CAP(%)    CAP(%)    RATE(%)   RATE(%)   (MONTHS)       DATE           INDEX        EXPIRATION
-------------   -------   --------   -------   -------   ---------   ----------   ---------------   ----------
17,552,529.78    2.314      1.048     13.721    7.297        6           10        6 Month LIBOR         0
   173,256.65    3.000      1.550     14.080    7.080        6           11        6 Month LIBOR         0
 6,429,449.28    3.000      1.000     12.580    6.376        6           12        6 Month LIBOR         0
    48,263.50    2.000      2.000     12.625    2.750       12           25         1 Year LIBOR         0
   258,622.35    2.000      2.000     11.147    2.457       12           24         1 Year LIBOR         0
    79,086.53    1.000      1.000     10.000    2.250       12            7       1 Year Treasury        0
 1,842,111.93    2.854      1.043     13.676    7.467        6           24        6 Month LIBOR         0
   410,432.00    3.000      1.000     12.206    6.206        6           25        6 Month LIBOR         0
   271,891.11    5.000      2.000     10.250    2.250       12           36        6 Month LIBOR         0
   164,751.95    2.000      2.000     10.750    2.250       12           42         1 Year LIBOR         0
   409,999.54    5.000      2.000     10.125    2.250       12           29         1 Year LIBOR         0
   557,026.01    3.000      1.000     13.809    6.737        6           37        6 Month LIBOR         0
   332,649.94    1.087      1.087     13.825    7.825        6            4        6 Month LIBOR         0
 2,203,717.86    3.000      1.000     12.601    6.601        6           19        6 Month LIBOR         0
 1,123,328.81    3.000      1.000     12.845    6.845        6           19        6 Month LIBOR        12
27,381,642.34    3.000      1.000     12.357    6.357        6           19        6 Month LIBOR        24
 3,493,392.30    3.000      1.000     12.275    6.275        6           19        6 Month LIBOR        36
 1,155,225.01    3.000      1.000     12.538    6.538        6           32        6 Month LIBOR         0
   325,642.10    3.000      1.000     12.325    6.325        6           31        6 Month LIBOR        12
   424,941.85    3.000      1.000     12.471    6.471        6           32        6 Month LIBOR        24
 5,449,098.42    3.000      1.000     12.285    6.285        6           31        6 Month LIBOR        36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

              ONE MONTH LIBOR CAP TABLE FOR CLASS A-1 CERTIFICATES

                                                 1ML Strike     1ML Strike
         Beginning    Ending       Notional     Lower Collar   Upper Collar
Period    Accrual     Accrual      Balance           (%)            (%)
------   ---------   --------   -------------   ------------   ------------
     1   10/7/2005   10/25/05   58,342,000.00      11.634          9.800
     2    10/25/05   11/25/05   55,176,363.49       6.695          9.800
     3    11/25/05   12/25/05   52,362,011.70       6.931          9.800
     4    12/25/05    1/25/06   49,614,234.81       6.708          9.800
     5     1/25/06    2/25/06   46,931,415.40       6.718          9.800
     6     2/25/06    3/25/06   44,311,928.09       7.467          9.800
     7     3/25/06    4/25/06   41,754,273.87       6.733          9.800
     8     4/25/06    5/25/06   39,256,946.88       6.973          9.800
     9     5/25/06    6/25/06   36,818,467.88       6.750          9.800
    10     6/25/06    7/25/06   34,437,408.82       6.991          9.800
    11     7/25/06    8/25/06   32,112,367.23       7.123          9.800
    12     8/25/06    9/25/06   29,834,597.97       7.139          9.800
    13     9/25/06   10/25/06   27,609,675.31       7.570          9.800
    14    10/25/06   11/25/06   25,430,960.55       7.333          9.800
    15    11/25/06   12/25/06   23,302,705.59       7.598          9.800
    16    12/25/06    1/25/07   21,223,664.81       7.361          9.800
    17     1/25/07    2/25/07   19,192,620.92       7.541          9.800
    18     2/25/07    3/25/07   17,204,297.09       8.392          9.800
    19     3/25/07    4/25/07   15,282,006.47       7.633          9.800
    20     4/25/07    5/25/07   13,471,325.96       8.843          9.800
    21     5/25/07    6/25/07   11,710,637.53       8.562          9.800
    22     6/25/07    7/25/07    9,992,542.43       8.865          9.800
    23     7/25/07    8/25/07    8,316,017.37       8.750          9.800
    24     8/25/07    9/25/07    6,681,043.32       8.764          9.800
    25     9/25/07   10/25/07    5,085,635.30       9.188          9.800
    26    10/25/07   11/25/07    3,529,073.69       9.216          9.800
    27    11/25/07   12/25/07    2,011,260.65       9.544          9.800
    28    12/25/07    1/25/08      530,161.90       9.243          9.800

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

               ONE MONTH LIBOR CAP TABLE FOR CLASS M CERTIFICATES
                           AND CLASS B-1 CERTIFICATES

                                              1ML Strike     1ML Strike
         Beginning    Ending     Notional    Lower Collar   Upper Collar
Period    Accrual     Accrual     Balance         (%)            (%)
------   ---------   --------   ----------   ------------   ------------
   1     10/7/2005   10/25/05   17,015,000      10.384          8.550
   2      10/25/05   11/25/05   17,015,000       5.445          8.550
   3      11/25/05   12/25/05   17,015,000       5.681          8.550
   4      12/25/05    1/25/06   17,015,000       5.458          8.550
   5       1/25/06    2/25/06   17,015,000       5.468          8.550
   6       2/25/06    3/25/06   17,015,000       6.217          8.550
   7       3/25/06    4/25/06   17,015,000       5.483          8.550
   8       4/25/06    5/25/06   17,015,000       5.723          8.550
   9       5/25/06    6/25/06   17,015,000       5.500          8.550
  10       6/25/06    7/25/06   17,015,000       5.741          8.550
  11       7/25/06    8/25/06   17,015,000       5.873          8.550
  12       8/25/06    9/25/06   17,015,000       5.889          8.550
  13       9/25/06   10/25/06   17,015,000       6.320          8.550
  14      10/25/06   11/25/06   17,015,000       6.083          8.550
  15      11/25/06   12/25/06   17,015,000       6.348          8.550
  16      12/25/06    1/25/07   17,015,000       6.111          8.550
  17       1/25/07    2/25/07   17,015,000       6.291          8.550
  18       2/25/07    3/25/07   17,015,000       7.142          8.550
  19       3/25/07    4/25/07   17,015,000       6.383          8.550
  20       4/25/07    5/25/07   17,015,000       7.593          8.550
  21       5/25/07    6/25/07   17,015,000       7.312          8.550
  22       6/25/07    7/25/07   17,015,000       7.615          8.550
  23       7/25/07    8/25/07   17,015,000       7.500          8.550
  24       8/25/07    9/25/07   17,015,000       7.514          8.550
  25       9/25/07   10/25/07   17,015,000       7.938          8.550
  26      10/25/07   11/25/07   17,015,000       7.966          8.550
  27      11/25/07   12/25/07   17,015,000       8.294          8.550
  28      12/25/07    1/25/08   17,015,000       7.993          8.550
  29       1/25/08    2/25/08   17,015,000       8.176          8.550
  30       2/25/08    3/25/08   17,015,000       8.877          8.550
  31       3/25/08    4/25/08   17,015,000       8.302          8.550

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

         HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR CLASS A-1, CLASS M,
                           AND CLASS B-1 CERTIFICATES

                    Avail Funds   Avail Funds   Avail Funds
          Payment      Cap(%)        Cap(%)        Cap(%)
Period     Date        (1)(4)        (2)(5)        (3)(5)
------   --------   -----------   -----------   -----------
   1     10/25/05      11.83         11.83         11.83
   2     11/25/05       6.89         10.00         10.00
   3     12/25/05       7.14         10.00         10.00
   4      1/25/06       6.93         10.00         10.00
   5      2/25/06       6.95         10.00         10.00
   6      3/25/06       7.71         10.00         10.00
   7      4/25/06       6.99         10.00         10.00
   8      5/25/06       7.23         10.00         10.00
   9      6/25/06       7.00         10.00         10.00
  10      7/25/06       7.24         10.00         10.00
  11      8/25/06       7.37         10.00         10.00
  12      9/25/06       7.38         10.00         10.00
  13     10/25/06       7.81         10.00         10.00
  14     11/25/06       7.56         10.00         10.00
  15     12/25/06       7.82         10.00         10.00
  16      1/25/07       7.58         10.00         10.00
  17      2/25/07       7.75         10.00         10.00
  18      3/25/07       8.59         10.00         10.00
  19      4/25/07       7.78         10.00         10.00
  20      5/25/07       8.98         10.00         10.00
  21      6/25/07       8.70         10.00         10.00
  22      7/25/07       9.00         10.00         10.00
  23      8/25/07       8.73         10.00         10.00
  24      9/25/07       8.74         10.00         10.00
  25     10/25/07       9.09         10.00         10.00
  26     11/25/07       8.94         10.00         10.00
  27     12/25/07       9.25         10.00         10.00
  28      1/25/08       8.97         10.00         10.00
  29      2/25/08       8.98           ***         10.00
  30      3/25/08       9.62           ***         10.33
  31      4/25/08       9.02           ***         10.00
  32      5/25/08       9.50           ***         10.58
  33      6/25/08       9.25           ***         10.30
  34      7/25/08       9.58           ***         10.66
  35      8/25/08       9.28           ***         10.47
  36      9/25/08       9.30           ***         10.49
  37     10/25/08       9.63           ***         10.90
  38     11/25/08       9.24           ***         10.79
  39     12/25/08       9.56           ***         11.16
  40      1/25/09       9.25           ***         10.80
  41      2/25/09       9.25           ***         10.81
  42      3/25/09      10.24           ***         11.96
  43      4/25/09       9.25           ***         10.83
  44      5/25/09       9.56           ***         11.25
  45      6/25/09       9.25           ***         10.90
  46      7/25/09       9.56           ***         11.27
  47      8/25/09       9.25           ***         10.91
  48      9/25/09       9.25           ***         10.91
  49     10/25/09       9.56           ***         11.28
  50     11/25/09       9.25           ***         10.98
  51     12/25/09       9.56           ***         11.36
  52      1/25/10       9.25           ***         10.99
  53      2/25/10       9.25           ***         10.99
  54      3/25/10      10.24           ***         12.17
  55      4/25/10       9.25           ***         11.00
  56      5/25/10       9.56           ***         11.37
  57      6/25/10       9.25           ***         11.01
  58      7/25/10       9.56           ***         11.37
  59      8/25/10       9.25           ***         11.01
  60      9/25/10       9.25           ***         11.01
  61     10/25/10       9.56           ***         11.38
  62     11/25/10       9.25           ***         11.01
  63     12/25/10       9.56           ***         11.38
  64      1/25/11       9.25           ***         11.01
  65      2/25/11       9.25           ***         11.01
  66      3/25/11      10.24           ***         12.20
  67      4/25/11       9.25           ***         11.02
  68      5/25/11       9.56           ***         11.39
  69      6/25/11       9.25           ***         11.02
  70      7/25/11       9.56           ***         11.39
  71      8/25/11       9.25           ***         11.02
  72      9/25/11       9.25           ***         11.03
  73     10/25/11       9.55           ***         11.39
  74     11/25/11       9.25           ***         11.03
  75     12/25/11       9.55           ***         11.40
  76      1/25/12       9.25           ***         11.03
  77      2/25/12       9.25           ***         11.03
  78      3/25/12       9.88           ***         11.79
  79      4/25/12       9.25           ***         11.03
  80      5/25/12       9.55           ***         11.40
  81      6/25/12       9.24           ***         11.04
  82      7/25/12       9.55           ***         11.40
  83      8/25/12       9.24           ***         11.04
  84      9/25/12       9.24           ***         11.04
  85     10/25/12       9.55           ***         11.41
  86     11/25/12       9.24           ***         11.04
  87     12/25/12       9.55           ***         11.41
  88      1/25/13       9.24           ***         11.04
  89      2/25/13       9.24           ***         11.04
  90      3/25/13      10.23           ***         12.23
  91      4/25/13       9.24           ***         11.05
  92      5/25/13       9.55           ***         11.42
  93      6/25/13       9.24           ***         11.05

(1) Available Funds Cap for the Class A-1 Certificates, Class M Certificates, Class B-1 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates and Class B Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2)  Available Funds Cap for the Class A-1 Certificates

(3)  Available Funds Cap for the Class M Certificates, and Class B-1
     Certificates

(4) Assumes no losses, 10% optional termination, 25 CPR, and 1 month LIBOR, 6 month LIBOR, 12 month LIBOR, and 1yr CMT remain constant at 3.83%, 4.12%, 4.28%, and 3.89% respectively.

(5) Assumes no losses, 10% optional termination, 25 CPR, and 1 month LIBOR, 6 month LIBOR, 12 month LIBOR, and 1yr CMT remain constant at 3.83%, 4.12%, 4.28%, and 3.89% respectively, for the first Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

 HYPOTHETICAL AVAILABLE FUNDS CAP TABLE FOR CLASS A-2 AND CLASS B-2 CERTIFICATES

          Payment    Avail Funds     Avail Funds
Period     Date     Cap (%)(1)(2)   Cap (%)(1)(3)
------   --------   -------------   -------------
   1     10/25/05       6.987            6.987
   2     11/25/05       6.986            6.986
   3     12/25/05       6.985            6.985
   4      1/25/06       6.984            6.984
   5      2/25/06       6.983            6.987
   6      3/25/06       6.982            6.986
   7      4/25/06       6.981            6.985
   8      5/25/06       6.981            6.985
   9      6/25/06       6.980            6.984
  10      7/25/06       6.979            6.983
  11      8/25/06       7.331            7.338
  12      9/25/06       7.334            7.341
  13     10/25/06       7.503            7.510
  14     11/25/06       7.502            7.509
  15     12/25/06       7.501            7.508
  16      1/25/07       7.501            7.508
  17      2/25/07       7.659            7.670
  18      3/25/07       7.660            7.671
  19      4/25/07       7.677            7.727
  20      5/25/07       8.566            8.623
  21      6/25/07       8.565            8.623
  22      7/25/07       8.565            8.622
  23      8/25/07       8.565            8.785
  24      9/25/07       8.565            8.787
  25     10/25/07       8.613            8.894
  26     11/25/07       8.741            9.205
  27     12/25/07       8.741            9.205
  28      1/25/08       8.741            9.205
  29      2/25/08       8.741            9.369
  30      3/25/08       8.745            9.388
  31      4/25/08       8.752            9.462
  32      5/25/08       8.907            9.919
  33      6/25/08       8.948            9.961
  34      7/25/08       8.948            9.962
  35      8/25/08       8.948           10.091
  36      9/25/08       8.947           10.092
  37     10/25/08       8.950           10.130
  38     11/25/08       8.993           10.502
  39     12/25/08       9.002           10.517
  40      1/25/09       9.002           10.517
  41      2/25/09       9.002           10.518
  42      3/25/09       9.001           10.519
  43      4/25/09       9.004           10.539
  44      5/25/09       9.004           10.600
  45      6/25/09       9.005           10.615
  46      7/25/09       9.005           10.616
  47      8/25/09       9.004           10.617
  48      9/25/09       9.004           10.617
  49     10/25/09       9.004           10.626
  50     11/25/09       9.004           10.684
  51     12/25/09       9.004           10.699
  52      1/25/10       9.004           10.700
  53      2/25/10       9.004           10.701
  54      3/25/10       9.003           10.702
  55      4/25/10       9.003           10.706
  56      5/25/10       9.003           10.712
  57      6/25/10       9.003           10.713
  58      7/25/10       9.003           10.714
  59      8/25/10       9.003           10.715
  60      9/25/10       9.003           10.716
  61     10/25/10       9.003           10.717
  62     11/25/10       9.002           10.719
  63     12/25/10       9.002           10.720
  64      1/25/11       9.002           10.721
  65      2/25/11       9.002           10.722
  66      3/25/11       9.002           10.723
  67      4/25/11       9.002           10.727
  68      5/25/11       9.001           10.728
  69      6/25/11       9.001           10.729
  70      7/25/11       9.001           10.730
  71      8/25/11       9.001           10.731
  72      9/25/11       9.001           10.732
  73     10/25/11       9.000           10.733
  74     11/25/11       9.000           10.734
  75     12/25/11       9.000           10.735
  76      1/25/12       9.000           10.736
  77      2/25/12       9.000           10.737
  78      3/25/12       8.999           10.738
  79      4/25/12       8.999           10.740
  80      5/25/12       8.999           10.741
  81      6/25/12       8.999           10.742
  82      7/25/12       8.998           10.743
  83      8/25/12       8.998           10.744
  84      9/25/12       8.998           10.745
  85     10/25/12       8.998           10.746
  86     11/25/12       8.997           10.748
  87     12/25/12       8.997           10.749
  88      1/25/13       8.997           10.750
  89      2/25/13       8.996           10.751
  90      3/25/13       8.996           10.752
  91      4/25/13       8.996           10.753
  92      5/25/13       8.995           10.755

(1) Available Funds Cap for the Class A-2 Certificates and Class B-2 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates and Class B Certificates as of the first day of the applicable accrual period.

(2) Assumes no losses, 10% optional termination, 25 CPR, and 1 month LIBOR, 6 month LIBOR, 12 month LIBOR, and 1 yr CMT remain constant at 3.83%, 4.12%, 4.28%, and 3.89% respectively.

(3) Assumes no losses, 10% optional termination, 25 CPR, and 1 month LIBOR, 6 month LIBOR, 12 month LIBOR, and 1 yr CMT remain constant at 3.83%, 4.12%, 4.28%, and 3.89% respectively, for the first Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                         DISCOUNT MARGIN TABLE (TO CALL)

                            0%             80%             100%            150%            200%
                      Pricing Speed   Pricing Speed   Pricing Speed   Pricing Speed    Pricing Speed
                         To Call         To Call         To Call         To Call          To Call
                       Disc Margin     Disc Margin     Disc Margin     Disc Margin      Disc Margin
                      -------------   -------------   -------------   -------------   --------------
Class A1
   100.00000%               20              20             20              20               20
   WAL                    13.73            1.27           1.00            0.63             0.43
   Principal Window   Oct05 - Sep28   Oct05 - Aug08   Oct05 - Jan08   Oct05 - Feb07   Oct05 - Sep06

Class M1
   100.00000%               70              70             70              70               70
   WAL                    30.56            6.35           5.18            4.75             2.43
   Principal Window   Nov28 - Jun42   Oct08 - Jun15   Feb09 - Jun13   Feb10 - Jul10   Dec07 - Jun08

Class M2
   100.00000%              125             125             125             125             125
   WAL                    30.56            6.35           5.13            4.23             2.99
   Principal Window   Nov28 - Jun42   Oct08 - Jun15   Dec08 - Jun13   Jun09 - Jul10   ~Jun08 - Jan09

Class B1
   92.80000%               333             423             450             491             525
   WAL                    30.56            6.35           5.11            3.90             3.30
   Principal Window   Nov28 - Jun42   Oct08 - Jun15   Nov08 - Jun13   Feb09 - Jul10   Jan09 - Jan09

                           PRICE YIELD TABLE (TO CALL)

                            0%             80%             100%             150%             200%
                      Pricing Speed   Pricing Speed    Pricing Speed    Pricing Speed   Pricing Speed
                         To Call         To Call          To Call          To Call         To Call
                          Yield           Yield            Yield            Yield           Yield
                      -------------   -------------   --------------   --------------   -------------
Class A1-2
   99.62637%               5.31            5.31            5.31             5.32             5.32
   WAL                    30.37            6.27            4.86             2.33             1.50
   Mod Durn               14.689          5.103            4.102            2.118           1.403
   Principal Window   Sep28 - Jun42   Aug08 - Jun15   ~Jan08 - Jun13   ~Feb07 - Jul10   Sep06 - Dec07

Class B-2
   69.31545%               8.38           13.09            14.57            17.11           18.36
   WAL                    30.56            6.35            5.09             3.72             3.30
   Mod Durn               11.380          4.480            3.758            2.980           2.698
   Principal Window   Nov28 - Jun42   Oct08 - Jun15    Oct08 - Jun13    Nov08 - Jul10   Jan09 - Jan09

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%             80%             100%            150%            200%
                      Pricing Speed   Pricing Speed   Pricing Speed   Pricing Speed    Pricing Speed
                       To Maturity     To Maturity     To Maturity     To Maturity      To Maturity
                       Disc Margin     Disc Margin     Disc Margin     Disc Margin      Disc Margin
                      -------------   -------------   -------------   -------------   --------------
Class A1
   100.00000%               20              20              20              20              20
   WAL                    13.73            1.27            1.00            0.63            0.43
   Principal Window   Oct05 - Sep28   Oct05 - Aug08   Oct05 - Jan08   Oct05 - Feb07    Oct05 - Sep06

Class M1
   100.00000%              70               72              73              74              70
   WAL                    30.85            7.04            5.74            5.55            2.43
   Principal Window   Nov28 - Jan45   Oct08 - Nov23   Feb09 - Mar20   Feb10 - Dec14    Dec07 - Jun08

Class M2
   100.00000%              125              129             129             129             139
   WAL                    30.84            7.00            5.65            4.56            3.98
   Principal Window   Nov28 - Nov44   Oct08 - Jul22   Dec08 - Apr19   Jun09 - Apr14   ~Jun08 - Apr13

Class B1
   92.79985%               333              422             448             487             497
   WAL                    30.83            6.92            5.56            4.19            4.63
   Principal Window   Nov28 - Sep44   Oct08 - Mar21   Nov08 - Feb18   Feb09 - Jul13    Sep09 - Apr11

                         PRICE YIELD TABLE (TO MATURITY)

                            0%             80%             100%             150%             200%
                      Pricing Speed   Pricing Speed    Pricing Speed    Pricing Speed   Pricing Speed
                         To Call         To Call          To Call          To Call         To Call
                          Yield           Yield            Yield            Yield           Yield
                      -------------   -------------   --------------   --------------  --------------
Class A1-2
   99.62637%                5.31           5.31             5.31             5.32            5.32
   WAL                     30.66           6.99             5.43             2.60            1.50
   Mod Durn               14.728          5.465            4.432            2.308           1.403
   Principal Window   Sep28 - Mar45   Aug08 - Dec26   ~Jan08 - Nov22   ~Feb07 - Sep16   Sep06 - Dec07

Class B-2
   69.31545%                8.38          12.87            14.30            16.71           17.20
   WAL                     30.76           6.72             5.37             3.91            3.66
   Mod Durn               11.387          4.571            3.844            3.069           2.968
   Principal Window   Nov28 - May44   Oct08 - Jun19    Oct08 - Aug16    Nov08 - Jul12   Jan09 - May10

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 3.83%, 6ML = 4.12%, 12ML=4.28%, 1YR CMT=3.89%) and Forward rates, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 25 CPR, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown and Class A Certificates pay sequentially from month 1):

                                 Static LIBOR                     Forward Libor
                        ------------------------------   ------------------------------
                        25% Loss   35% Loss   45% Loss   25% Loss   35% Loss   45% Loss
                        Severity   Severity   Severity   Severity   Severity   Severity
                        --------   --------   --------   --------   --------   --------
CLASS M-1   CDR Break    46.39%     28.50%     20.59%     45.24%     27.72%     20.02%
            Cum Loss     16.85%     18.53%     19.65%     16.67%     18.25%     19.31%
CLASS M-2   CDR Break    29.93%     19.89%     14.91%     28.76%     19.09%     14.30%
            Cum Loss     13.59%     14.96%     15.86%     13.30%     14.57%     15.40%
CLASS B-1   CDR Break    19.59%     13.70%     10.53%     18.58%     12.98%      9.98%
            Cum Loss     10.58%     11.62%     12.28%     10.23%     11.17%     11.79%
CLASS B-2   CDR Break    13.51%      9.82%      7.71%     12.79%      9.30%      7.31%
            Cum Loss      8.21%      9.05%      9.59%      7.90%      8.68%      9.18%

                                  FORWARD RATES

                              (PLOT POINTS TO COME)

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SD1

                                  EXCESS SPREAD

Calculations are run to call at both static (1ML = 3.83%, 6ML = 4.12%, 12ML=4.28%, 1YR CMT=3.89%) and forward rates. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and Class B Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and Class B Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) 25 cpr, (2) no defaults and no losses:

          EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
PERIOD       (STATIC RATES)         (FORWARD RATES)
-------   --------------------   --------------------
AVG YR1            258                    228
AVG YR2            334                    306
AVG YR3            410                    409
AVG YR4            428                    433
AVG YR5            426                    439

          EXCESS                                            EXCESS
          SPREAD                                            SPREAD
          IN BPS                                   1 YR     IN BPS
         (STATIC     1ML       6ML       12ML      CMT     (FORWARD
PERIOD    RATES)   FORWARD   FORWARD   FORWARD   FORWARD    RATES)
------   -------   -------   -------   -------   -------   --------
1          3.55      3.83      4.12      4.28      3.89      3.55
2          2.38      4.04      4.31      4.47      4.03      2.24
3          2.47      4.23      4.38      4.51      4.07      2.21
4          2.38      4.23      4.42      4.53      4.09      2.12
5          2.38      4.32      4.45      4.55      4.12      2.07
6          2.65      4.41      4.48      4.57      4.13      2.31
7          2.39      4.39      4.50      4.57      4.13      2.04
8          2.47      4.43      4.53      4.58      4.14      2.11
9          2.37      4.49      4.54      4.58      4.14      1.99
10         2.44      4.43      4.54      4.58      4.14      2.10
11         2.71      4.48      4.55      4.58      4.14      2.33
12         2.70      4.54      4.55      4.58      4.14      2.30
13         2.95      4.53      4.54      4.57      4.13      2.57
14         2.85      4.51      4.52      4.57      4.13      2.48
15         2.92      4.50      4.51      4.57      4.13      2.58
16         2.82      4.48      4.51      4.57      4.13      2.49
17         2.98      4.47      4.50      4.57      4.13      2.66
18         3.18      4.46      4.50      4.57      4.14      2.91
19         2.97      4.46      4.50      4.58      4.14      2.70
20         3.96      4.46      4.51      4.58      4.15      3.71
21         3.87      4.46      4.51      4.59      4.15      3.63
22         3.92      4.46      4.52      4.59      4.16      3.69
23         3.84      4.46      4.53      4.60      4.16      3.68
24         3.83      4.47      4.54      4.60      4.17      3.67
25         3.92      4.49      4.55      4.61      4.17      3.79
26         3.98      4.49      4.55      4.61      4.17      3.98
27         4.02      4.50      4.56      4.61      4.17      4.03
28         3.95      4.51      4.56      4.61      4.17      3.96
29         3.95      4.51      4.56      4.61      4.17      3.97
30         4.08      4.52      4.56      4.61      4.17      4.11
31         3.99      4.52      4.56      4.60      4.17      4.00
32         4.23      4.52      4.56      4.60      4.17      4.24
33         4.23      4.52      4.55      4.60      4.17      4.23
34         4.30      4.52      4.55      4.61      4.17      4.31
35         4.25      4.51      4.55      4.61      4.17      4.25
36         4.27      4.51      4.54      4.62      4.18      4.26
37         4.36      4.50      4.54      4.62      4.19      4.35
38         4.20      4.50      4.55      4.63      4.20      4.20
39         4.30      4.50      4.55      4.65      4.21      4.32
40         4.25      4.50      4.56      4.66      4.23      4.27
41         4.26      4.50      4.57      4.68      4.24      4.28
42         4.43      4.51      4.58      4.69      4.26      4.49
43         4.24      4.52      4.60      4.71      4.28      4.29
44         4.29      4.53      4.62      4.73      4.29      4.38
45         4.23      4.54      4.64      4.74      4.31      4.32
46         4.29      4.56      4.66      4.76      4.32      4.38
47         4.23      4.58      4.68      4.77      4.33      4.33
48         4.23      4.60      4.70      4.78      4.34      4.32
49         4.29      4.63      4.72      4.78      4.35      4.38
50         4.23      4.65      4.73      4.79      4.35      4.36
51         4.29      4.67      4.74      4.79      4.35      4.42
52         4.23      4.68      4.75      4.78      4.34      4.35
53         4.23      4.69      4.75      4.78      4.34      4.35
54         4.40      4.70      4.75      4.77      4.33      4.54
55         4.23      4.70      4.74      4.76      4.32      4.35
56         4.29      4.71      4.73      4.75      4.31      4.42
57         4.23      4.70      4.72      4.74      4.30      4.36
58         4.29      4.69      4.71      4.73      4.29      4.42
59         4.23      4.68      4.69      4.72      4.29      4.35
60         4.23      4.67      4.68      4.72      4.28      4.36
61         4.29      4.65      4.67      4.71      4.27      4.42
62         4.23      4.64      4.66      4.71      4.27      4.33
63         4.28      4.62      4.65      4.71      4.27      4.40
64         4.23      4.61      4.64      4.71      4.27      4.34
65         4.23      4.60      4.64      4.71      4.28      4.33
66         4.39      4.60      4.64      4.72      4.28      4.52
67         4.23      4.59      4.64      4.73      4.29      4.34
68         4.28      4.59      4.65      4.74      4.30      4.40
69         4.23      4.59      4.66      4.75      4.31      4.33
70         4.28      4.60      4.66      4.77      4.33      4.39
71         4.23      4.60      4.67      4.78      4.34      4.33
72         4.23      4.61      4.69      4.80      4.36      4.33
73         4.28      4.62      4.70      4.82      4.38      4.40
74         4.23      4.63      4.72      4.84      4.40      4.36
75         4.28      4.65      4.74      4.86      4.43      4.42
76         4.23      4.66      4.75      4.88      4.45      4.35
77         4.23      4.68      4.77      4.91      4.47      4.36
78         4.34      4.70      4.80      4.93      4.49      4.48
79         4.23      4.71      4.82      4.95      4.51      4.36
80         4.28      4.74      4.85      4.97      4.53      4.47

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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